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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 31, 2004

                         NORTH FORK BANCORPORATION, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-10458                36-3154608
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                  275 Broadhollow Road Melville, New York 11747
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                            ---------------

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events
------------------------

     North Fork Bancorporation, Inc. issued a press release announcing that its shareholders approved the acquisition of GreenPoint Financial Corp. GreenPoint shareholders approved the merger at a separate shareholder meeting held on August 30, 2004. All regulatory approvals have previously been obtained. Closing of the transaction will occur at the end of the current quarter.

     The combined companies will have total assets of approximately $56 billion and will rank among the top 20 bank holding companies in the country.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (c) Exhibits.

     The following exhibit is filed as part of this report:

Exhibit
Number                Description
-------               -----------
Exhibit 99.1          Text of press release issued by North Fork
                      Bancorporation, Inc. on August 31, 2004


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 2004

                                    NORTH FORK BANCORPORATION, INC.


                                    By:  /s/ Daniel M. Healy
                                         ----------------------------
                                         Daniel M. Healy
                                         Executive Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                Description
-------               -----------
Exhibit 99.1          Text of press release issued by North Fork
                      Bancorporation, Inc. on August 31, 2004